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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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/ /	Soliciting Material Pursuant to §240.14a-12
The Immune Response Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE IMMUNE RESPONSE CORPORATION
5935 Darwin Court
Carlsbad, CA 92008
(760) 431-7080

May 14, 2001

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders which will be held on June 21, 2001 at 9:00 a.m., at the offices of the Company, 5935 Darwin Court, Carlsbad, California.

    The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

    After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the prepaid envelope addressed to ComputerShare Investor Services, LLC, our agent, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

    A copy of the Company's Annual Report to Stockholders is also enclosed.

    The Board of Directors and Management look forward to seeing you at the meeting.

Sincerely yours,
/s/ DENNIS J. CARLO Dennis J. Carlo President and Chief Executive Officer

THE IMMUNE RESPONSE CORPORATION

Notice of Annual Meeting of Stockholders
to be held June 21, 2001

    The Annual Meeting of Stockholders of The Immune Response Corporation (the "Company") will be held at the offices of the Company, 5935 Darwin Court, Carlsbad, California, on June 21, 2001, at 9:00 a.m., for the following purposes:

  1.
  To elect two Class III directors.

  2.
  To consider and vote upon a proposal to amend and restate the 1989 Stock Plan of The Immune Response Corporation.

  3.
  To approve a new Employee Stock Purchase Plan under which 250,000 shares of Common Stock will be reserved for issuance to eligible employees.

  4.
  To ratify the selection of Arthur Andersen LLP as the Company's independent auditors.

  5.
  To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

    The Board of Directors has fixed the close of business on April 24, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote will be available at the Secretary's office, 5935 Darwin Court, Carlsbad, California, for ten days prior to the meeting.

    IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE MEETING.

By order of the Board of Directors
/s/ HOWARD SAMPSON Howard Sampson Vice President, Finance, Chief Financial Officer, Secretary and Treasurer
May 14, 2001

THE IMMUNE RESPONSE CORPORATION

PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of The Immune Response Corporation, a Delaware corporation (the "Company"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders to be held at the offices of the Company, 5935 Darwin Court, Carlsbad, California, on June 21, 2001 and any adjournment thereof (the "Annual Meeting"). The shares represented by the proxies received in response to this solicitation and not revoked will be voted at the Annual Meeting. A proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot or the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the two nominees for Class III director listed in this Proxy Statement and FOR the approval of Proposals 2, 3 and 4 described in the Notice of Annual Meeting and in this Proxy Statement.

    Stockholders of record at the close of business on April 24, 2001 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had 30,888,551 shares of Common Stock outstanding and entitled to vote. Each holder of Common Stock is entitled to one vote for each share held as of the record date.

    Any disabled stockholder or stockholder's representative may request reasonable assistance or accommodation from the Company in connection with the Annual Meeting by contacting The Immune Response Corporation, Investor Relations, 5935 Darwin Court, Carlsbad, California 92008 (760) 431-7080. To provide the Company sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by June 12, 2001.

    Directors are elected by a plurality vote. Accordingly, the two director nominees who receive the most votes cast in their favor will be elected. Proposals 2, 3 and 4 will be decided by affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on this matter. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the record date. If a choice as to the matters coming before the Annual Meeting has been specified by a Stockholder on the Proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted IN FAVOR OF the election of the two directors nominated by the Board unless the authority to vote for the election of directors or for any one or more nominees is withheld; and if no contrary instructions are given, the Proxy will be voted IN FAVOR OF Proposals 2, 3 and 4 described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter). Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum (at least 50% of the voting stock) for the transaction of business.

    The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Company's Common Stock.

    This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about May 14, 2001.

IMPORTANT

    Please mark, sign and date the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope so that, whether you intend to be present at the Annual Meeting or not, your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

ELECTION OF DIRECTORS

    The Company has three classes of directors serving staggered three-year terms. Class I and Class III consist of three directors each and Class II consists of four directors. Two Class III directors are to be elected at the Annual Meeting to serve until the 2004 Annual Meeting and until their respective successors shall have been elected and qualified or until such directors' earlier resignation, removal from office, death or incapacity. The terms of the Class I and Class II directors expire in 2002 and 2003, respectively. Currently one Class I director's seat, one Class II director's seat and one Class III director's seat are vacant and such seats will remain vacant following the Annual Meeting as the Nominating Committee has not yet identified suitable candidates for such seats. Shares represented by the enclosed proxy cannot be voted for a greater number of persons than the number of nominees named.

    Unless authority to vote for directors is withheld, it is intended that the shares represented by the enclosed proxy will be voted for the election of Dennis J. Carlo, Ph.D. and Kevin B. Kimberlin as Class III directors. Dr. Carlo and Mr. Kimberlin are currently members of the Board of Directors of the Company. Each of the nominees has been nominated as a Class III director by the Nominating Committee of the Company's Board of Directors. In the event either of such nominees becomes unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of the other nominee and such other nominee as the Board of Directors may select. The Board of Directors has no reason to believe that either such nominee will be unable or unwilling to serve. There are no family relationships among executive officers or directors of the Company.

    Set forth below is information regarding the nominees for Class III director and the continuing directors of Class II and Class I, principal occupations at present and for the past five years, certain directorships held by each, their ages as of April 24, 2001 and the year in which each became a director of the Company.

	Name and Principal Occupation at Present and for the Past Five Years; Directorships	Director Since	Age
CLASS III
Dennis J. Carlo, Ph.D.
	President and Chief Executive Officer of the Company since September 1994, Chief Scientific Officer from April 1987 to September 1995 and October 1999 to present, Assistant Corporate Secretary since October 1987, Chief Operating Officer from April 1987 to September 1994 and Executive Vice President from October 1987 to September 1994; Vice President of Research and Development and Vice President of Therapeutic Manufacturing at Hybritech Incorporated, a biotechnology company that was acquired in March 1986 by Eli Lilly & Company, a pharmaceutical company, from January 1982 to May 1987; Chairman of the Board of Directors of MicroGenomics, Inc.; Director of AVANIR Pharmaceuticals.	1987	57

Kevin B. Kimberlin	Co-founder and Secretary of the Company from November 1986 to September 1989; Chairman of the Board of Spencer Trask & Co., a venture capital company, since July 1991; Co-founder of Myriad Genetics, Inc., Ciena Corporation and General Partner of Next Level Communications, L.P. from January 1998 to its IPO in 1999.	1986	48
CLASS I
James B. Glavin	Chairman of the Board of Directors of the Company since May 1993, Chief Executive Officer from April 1987 to September 1994, President from October 1987 to September 1994, and Treasurer from April 1987 to May 1991; Chairman of the Board of Directors of Smith Laboratories, Inc. ("Smith Labs"), a medical products company, from September 1985 to May 1990 and Acting President and Chief Executive Officer of Smith Labs from September 1985 to August 1989; Director of Inhale Therapeutic Systems, Inc., AVANIR Pharmaceuticals and the Meridian Fund.	1987	65
Philip M. Young	General Partner of U.S. Venture Partners, a venture capital company, since April 1990; Director of Vical Incorporated, Zoran Corporation, Compugen, Ltd., Aerogen, Inc. and several privately held companies.	1987	61
CLASS II
Melvin Perelman, Ph.D.	Executive Vice President of Eli Lilly & Company and President of The Lilly Research Laboratories from 1986 to 1993; Director of Eli Lilly & Company from 1976 to 1993; Director of Cinergy Corporation from 1980 until his retirement in October 2000; Director of Inhale Therapeutic Systems Inc.	1996	70
Alan S. Rosenthal, M.D.	Vice President of Pharmaceutical Discovery and Scientific Affairs at Abbott Laboratories from 1993 to 1999; Senior Vice President of Scientific Affairs at Boehringer Ingelheim Pharmaceuticals, Inc. from 1987 to 1993; Vice President of Immunology & Inflammation Research at Merck, Sharp & Dohme from 1978 to 1986; on the staff at National Institute of Allergy and Infectious Diseases, NIH, from 1966 to 1978.	2000	61
William M. Sullivan	Chairman of the Board of Directors of the Company from March 1987 to May 1993; Chairman of the Board of Sparta Pharmaceuticals, Inc. from October 1991 to March 1998 and President and Chief Executive Officer from October 1991 to March 1996; Chairman of the Board, President and Chief Executive Officer of Burroughs Wellcome Co., a pharmaceutical company, from December 1981 to January 1986; Director of BioVentures, Inc. and Research Corporation Technologies.	1987	66

    The Board of Directors held nine meetings during the year ended December 31, 2000. All directors then in office attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors serve.

    The Board of Directors has appointed an Executive Committee, a Stock Option and Compensation Committee, an Employee Stock Option Committee, an Audit Committee, a Nominating Committee and a Pricing Committee.

    The members of the Executive Committee are Dennis J. Carlo, James B. Glavin and Philip M. Young. The Executive Committee held no meetings during 2000. Subject to the ultimate direction and control of the Board of Directors, the Executive Committee's function is to exercise, with certain exceptions, all of the powers and authority of the Board in the management of the business and affairs of the Company.

    The members of the Stock Option and Compensation Committee are William M. Sullivan, Kevin B. Kimberlin and Melvin Perelman. The Stock Option and Compensation Committee held six meetings during 2000. The Stock Option and Compensation Committee's functions are to assist in the administration of, and grant options under, the 1989 Stock Plan and to assist in the implementation of, and provide recommendations with respect to, general and specific compensation policies and practices of the Company.

    The sole member of the Employee Stock Option Committee is Dennis J. Carlo. The Employee Stock Option Committee held 37 meetings during 2000. The Employee Stock Option Committee's functions are to assist in the administration of, and grant options under, the 1989 Stock Plan with respect to employees who are not officers or directors of the Company.

    The members of the Audit Committee are Kevin B. Kimberlin and Philip M. Young. The Audit Committee held three meetings during 2000. The Audit Committee's functions are to review the scope of the annual audit, monitor the independent auditor's relationship with the Company, advise and assist the Board of Directors in evaluating the auditor's report, supervise the Company's financial and accounting organization and financial reporting and nominate for stockholder approval at the annual meeting, with the approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed. See "Audit Committee Report to Stockholders."

    The members of the Nominating Committee are William M. Sullivan and Philip M. Young. The Nominating Committee held one meeting during 2000. The Nominating Committee's function is to select and nominate individuals to fill vacancies in the Company's Board of Directors. The Nominating Committee will not consider nominees recommended by security holders.

    The members of the Pricing Committee are Kevin Kimberlin, Philip Young and James Glavin. The Pricing Committee had one meeting during 2000. The Pricing Committee's function was to evaluate and determine the price of the shares of the Company's Common Stock offered in its public offering in August 2000.

The Board of Directors recommends a vote FOR the Class III director nominees listed above.

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

    The following table sets forth information as of March 31, 2001 as to shares of Common Stock beneficially owned by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock of the Company, (ii) each of the Company's directors and nominees for director, (iii) each of the Company's executive officers named in the Summary Compensation Table set forth herein and (iv) the Company's directors and executive officers as a group. Except as otherwise indicated and subject to applicable community property laws, each person has sole investment and voting power with respect to the shares shown. Ownership information is based upon information furnished, or filed with the Securities and Exchange Commission, by the respective individuals or entities, as the case may be.

	Beneficial Ownership Of Common Stock
	Number of Shares	Percent Of Class
Dennis J. Carlo(1)(2)(3)	979,711	3.1%
James B. Glavin(1)	344,999	1.1%
Kevin B. Kimberlin(1)(4)(5)	2,176,623	7.0%
Philip M. Young(1)(6)	136,200	*
William M. Sullivan(1)	121,473	*
Melvin Perelman(1)	54,592	*
Howard Sampson(1)	121,492	*
Alan S. Rosenthal(1)(7)	0	*
All executive officers and directors as a group (8 persons)(8)	3,935,090	12.2%

*
Less than one percent.

(1)
The amounts shown include shares which may be acquired currently or within 60 days after March 31, 2001: Dr. Carlo, 592,102 shares; Mr. Glavin, 325,842 shares; Mr. Kimberlin, 102,836 shares; Mr. Young, 102,900 shares; Mr. Sullivan, 102,773 shares; Dr. Perelman, 54,592 shares; Mr. Sampson, 121,492 shares; and Dr. Rosenthal, no shares.

(2)
Includes 16,651 shares held in trust for the benefit of Dr. Carlo's family, as to which Dr. Carlo maintains shared voting and investment power. Includes 8,711 shares which Dr. Carlo's wife may acquire currently or within 60 days after March 31, 2001, as to which he disclaims beneficial ownership.

(3)
At March 31, 2001, does not include 256,410 shares which may be acquired pursuant to the exercise of warrants which have an exercise price of $14.00 and are callable by the Company if the stock trades at $28.00 or greater for 45 consecutive days. These warrants expired, unexercised, on April 17, 2001.

(4)
Includes 16,000 shares held by a trust as to which Mr. Kimberlin is trustee and over which he has shared voting and investment power. Includes 35,000 shares owned by Mr. Kimberlin's wife, as to which he disclaims beneficial ownership.

(5)
At March 31, 2001, does not include 1,794,871 shares which may be acquired pursuant to the exercise of warrants which have an exercise price of $14.00 and are callable by the Company if the stock trades at $28.00 or greater for 45 consecutive days. These warrants expired, unexercised, on April 17, 2001.

(6)
Includes 2,000 shares held by Mr. Young as custodian for certain members of his family, as to which Mr. Young has sole voting and investment power.

(7)
The Board approved the appointment of Dr. Rosenthal to the Board of Directors on September 14, 2000.

(8)
Includes as outstanding an aggregate of 1,402,537 shares which may be acquired by directors and officers currently or within 60 days after March 31, 2001 pursuant to the exercise of options. Also, includes 34,651 shares held by family trusts for the benefit of family members of directors and executive officers as to which such directors and executive officers have voting and investment power and 8,711 shares which may be acquired by Dr. Carlo's wife currently or within 60 days after March 31, 2001 pursuant to the exercise of options.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

    The following table sets forth the compensation for services provided to the Company in all capacities for the fiscal years ended December 31, 1998, 1999 and 2000, by those persons who were, respectively, at December 31, 2000 (i) the Company's Chief Executive Officer, and (ii) the other most highly compensated executive officer of the Company whose total annual salary and bonus for fiscal year 2000 exceeded $100,000 (the "Named Officers").

Summary Compensation Table

	Annual Compensation					Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)		Securities Underlying Options (#)	All Other Compensation ($)(1)
Dennis J. Carlo President and Chief Executive Officer	2000 1999 1998	413,852 358,796 359,560	150,926 162,868 65,690	— — 1,029,700	(2)	486,300 69,598 60,000	16,418 17,258 11,746
Howard Sampson Vice President, Finance, Chief Financial Officer, Secretary and Treasurer(3)	2000 1999	242,000 144,702	62,000 —	— —		163,650 185,612	4,393 1,771

(1)
During fiscal year 2000, the Company made contributions under the 401(k) Plan for Dr. Carlo and Mr. Sampson of $2,400 each; and made contributions under the Company's long-term disability insurance plan for Dr. Carlo of $8,366. The Company also funded a group term life insurance plan in excess of $50,000. Amounts added to compensation related to this plan for Dr. Carlo and Mr. Sampson were $5,652 and $1,993, respectively.

(2)
Represents the aggregate difference between the purchase price and the fair market value of 90,000 shares of the Company's Common Stock purchased on June 17, 1998 and 15,000 shares of the Company's Common Stock purchased between December 1, 1998 and December 3, 1998.

(3)
Mr. Sampson joined the Company as Executive Director, Finance and Controller in April 1999 and was appointed Vice President, Finance and Chief Financial Officer in June 1999.

Compensation of Directors

    As part of an overall company-wide effort to reduce spending, the Board voted in June of 1999 to forego monetary compensation for their services. On November 14, 2000, the Board voted to grant outside directors an election to receive either cash or stock options to purchase Common Stock of the corporation in lieu of director fees for the period of January 1, 2000 to December 31, 2002. The outside directors elected to receive stock options to purchase Common Stock of the corporation in lieu of director fees for the period of January 1, 2000 to December 31, 2002. The outside directors as a group will receive options to purchase a total of 406,168 shares of the Company's Common Stock in lieu of monetary compensation for the three years, covering 2000 through 2002, subject to approval of Proposal 2 by the stockholders. Directors are reimbursed for their expenses for each meeting attended.

    On November 27, 2000, three board members were each granted fully vested options to purchase 29,367 shares of the Company's Common Stock with an exercise price of $3.938 per share to replace expired option grants to purchase up to 25,000 shares of the Company's Common Stock with an exercise price of $3.25 per share.

    Through November 14, 2000, directors who never were employees of the Company received options to purchase 25,000 shares of the Company's Common Stock upon election or appointment to the Board of Directors pursuant to the 1990 Directors' Stock Option Plan of The Immune Response Corporation (the "Directors' Plan"). On November 14, 2000, the Board of Directors voted to merge and consolidate the Directors' Plan with the 1989 Stock Plan, referred to as the 1989 Stock Plan, as amended, for purposes of discussion herein. As a result, directors who never were employees of the Company now receive options to purchase 25,000 shares of the Company's Common Stock upon election or appointment to the Board of Directors pursuant to the 1989 Stock Plan. These options have exercise prices equal to the fair market value of the Common Stock on the date of grant. They vest in four annual installments on each of the first four anniversaries of the date of grant, and if held for at least six months, vest in full upon the nonemployee director's retirement, death or disability. The 1989 Stock Plan, as amended, provides that each nonemployee director will receive on the date of each Annual Meeting of the Stockholders an option to purchase 6,250 shares of the Company's Common Stock with a one-year vesting period.

    In September 2000, the Company renewed a consulting agreement between Mr. Glavin and the Company which provides that Mr. Glavin will use reasonable efforts to furnish consulting services to the Company in return for an annual fee of $48,000. For consulting services rendered in 2000, Mr. Glavin was paid $48,000.

    Dr. Rosenthal has agreed to provide consulting services to the Company in addition to serving as a Director of the Board. For consulting services rendered in 2000, Dr. Rosenthal was paid $6,000.

Compensation Committee Interlocks and Insider Participation

    For the Company's fiscal year ended December 31, 2000, Messrs. Sullivan, Kimberlin and Perelman served as the members of the Company's Compensation Committee. Mr. Sullivan was formerly the Chairman of the Board of Directors from March 1987 to May 1993. Mr. Kimberlin was formerly the Secretary of the Company from November 1986 to September 1989. None of the executive officers of the Company had any "interlock" relationship to report during the Company's fiscal year ended December 31, 2000.

Change in Control Arrangements

    The Company's 1989 Stock Plan, as amended, provides that in the event of a merger or reorganization, the Company shall either continue outstanding options granted under the 1989 Stock Plan, as amended, or shall provide for the exchange of such options for a cash payment equal to the difference between the amount paid for one share under the terms of the merger or reorganization and the exercise price for each option, or shall accelerate the exercisability of each option followed by the cancellation of options not exercised, in all cases without the optionee's consent. Outstanding employee stock option agreements entered into pursuant to the 1989 Stock Plan, as amended, provide for the automatic vesting of employee stock options in the event of a change in control. Future employee stock option agreements entered into pursuant to the 1989 Stock Plan, as amended, will contain similar provisions unless otherwise determined by the Option Committee. Options granted to non-employee directors upon election to the Board and at each Annual Meeting of the Stockholders also vest in the event that the Company is subject to a change in control.

Pension and Long-Term Incentive Plans

    The Company has no pension or long-term incentive plans.

STOCK OPTIONS

    The following tables summarize option grants to and exercises by the Company's Chief Executive Officer and the Named Officer, and the value of the options held by such persons at the end of fiscal 2000. The Company does not grant Stock Appreciation Rights.

Option Grants in Fiscal Year 2000

Individual Grants
	Number of Securities Underlying Options Granted(#)(1)	% of Total Options Granted to Employees in Fiscal Year(2)	Exercise or Base Price ($/Sh)(3)	Expiration Date(4)	Grant Date Present Value($)(5)
Dennis J. Carlo	75,000 411,300	4.03 22.12	7.063 5.938	1/14/10 10/20/10	446,930 2,087,971
Howard Sampson	30,000 133,650	1.61 7.19	7.063 5.938	1/14/10 10/20/10	178,772 678,476

(1)
The options, with an expiration of January 14, 2010, vest ratably on a daily basis over a four-year period commencing on the date of grant. The options, with an expiration date of October 20, 2010, represent grants for the three years, 2001 through 2003, and vest ratably over a five-year period except for certain acceleration provisions contingent upon the achievement of predetermined milestones. The options vest immediately in the event that the Company is subject to a change in control.

(2)
The Company granted options representing a total of 1,859,651 shares of the Company's Common Stock to employees in 2000.

(3)
The exercise price on the date of grant was equal to 100% of the fair market value on the date of grant.

(4)
The options have a term of ten years, subject to earlier termination in certain events related to termination of employment.

(5)
The fair value of each option grant was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants in 2000: risk free interest rate of 5.025%, expected option life of five years, expected volatility of .97 and a dividend rate of zero. Option valuation using a Black-Scholes-based option-pricing model generates a theoretical value based upon certain factors and assumptions. Therefore, the value which is calculated is not intended to predict future prices of the Company's Common Stock. The actual value of a stock option, if any, is dependent on the future price of the stock, overall stock market conditions and continued service with the Company, since options remain exercisable for only a limited period following retirement, death or disability. There can be no assurance that the values reflected in this table or any other value will be achieved.

Option Exercises in Fiscal Year 2000 and Option Values
at End of Fiscal Year 2000

			Number of Securities Underlying Unexercised Options at End of Fiscal 2000(#)
					Value of Unexercised In-the-Money Options at End of Fiscal 2000($)(1)
	Shares Acquired on Exercise(#)
		Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Dennis J. Carlo	—	—	538,257	509,424	—	—
Howard Sampson	—	—	88,952	260,310	—	—

(1)
Calculated on the basis of the fair market value of the underlying securities at December 31, 2000, the fiscal year end ($2.65 per share), minus the exercise price.

COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS

Overview and Philosophy

    The Compensation Committee of the Board of Directors (the "Committee") is composed entirely of outside directors and is responsible for developing and making recommendations with respect to the Company's executive compensation policies and practices, including the establishment of the annual total compensation for the chief executive officer ("CEO") and all executive officers. The Committee has available to it an outside compensation consultant and access to independent compensation data. The consultant provides input to assure compensation is consistent with market conditions.

    The Company has a history of using a traditional total compensation program that consists of cash and equity-based compensation. The Committee has developed a compensation policy which allows the Company to attract and retain key employees, enhance stockholder value, motivate technological innovation, foster teamwork and adequately reward employees. In developing this policy, the Committee has concluded that it is not appropriate to base a significant percentage of the compensation payable to the executive officers upon traditional financial targets, such as profit levels and return on equity. This is primarily because the Company's products are still in either development or clinical testing phases, and the Company has not yet realized any significant revenues or product sales. The Committee has based its decisions upon the following three principal compensation elements:

  •
  Base salary levels which are commensurate with those of comparable positions at other biotechnology companies given the level of seniority and skills possessed by the executive officer and which reflects the individual's performance with the Company over time.

  •
  Annual bonuses tied to the achievement of corporate and individual performance objectives and the Company's stock performance.

  •
  Long-term stock-based incentive awards intended to strengthen the mutuality of interests between the executive officers and the Company's stockholders.

Executive Officer Compensation Program Components

    The Committee reviews the Company's compensation program to ensure that salary levels and incentive opportunities are competitive and reflect the performance of the Company. The Company's compensation program for executive officers consists of base salary, annual cash incentive compensation and long-term compensation in the form of stock options. In addition, certain executive officers may also be provided supplemental long-term disability insurance and life insurance.

Base Salary

    The Company establishes base salary levels for executive employees by reviewing the aggregate of base salary and annual bonus for competitive positions in the market in the biotechnology industry at a similar stage of product development comparable to the Company and at other companies which compete with the Company for executive talent. Base salary levels for 2000 for the Company's executive officers were based on the concept of pay for performance. Extensive salary survey data is available on the industry (for example, the annual "Biotechnology Compensation and Benefits Survey" conducted by Radford Associates and other surveys depicting regional compensation information) and is utilized by the Committee in establishing annual base salaries. Generally, the Company sets its competitive salary for an executive officer position at the median level compared to those companies surveyed. This level may be adjusted to place the executive officer above or below the median level of the companies surveyed, according to that officer's overall experience and individual performance, corporate performance and progress in the immediately-preceding year, specific issues which are relevant to the Company and general economic conditions. Overall individual performance is measured against short-term business goals, long-term strategic goals, development of employees and the fostering of teamwork and other Company values. The base salary of the CEO and all other executive officers is reviewed annually.

Annual Incentive Compensation

    Annual cash bonus payments are discretionary. Bonus payments, if any, to executive officers are based on two principal factors: corporate performance as compared to the Company's annual goals and objectives and individual performance relative to corporate performance and individual goals and objectives. For 2000, bonus payments were generally in recognition of the satisfaction of several significant corporate objectives during 1999, including: the expansion of the Company's patent portfolio; initiation with Agouron Pharmaceuticals, Inc. of a pivotal trial to further evaluate the safety and efficacy of REMUNE ™; receipt of the recommendation by the Data Safety Monitoring Board to continue the Phase II REMUNE trial in Spain; acquisition of T Cell Receptor intellectual property from Connetics Corporation and XOMA, (US) LLC; receipt from Agouron Pharmaceuticals, Inc. of $25 million under the terms of its collaboration for the development and commercialization of REMUNE and the receipt of additional financial resources for the Company through a private placement. Bonus payments for 2000 were also paid to certain executives for the completion of a public stock offering in August 2000.

    The achievement of corporate goals by executive officers is evaluated by the Chief Executive Officer, the results of which are submitted to the Committee for review and approval. Bonus payments for the Chief Executive Officer are evaluated and approved by the Committee after its review of the Chief Executive Officer's achievement of corporate goals.

Stock Option Program

    To conserve its cash resources and to align the interests of the executive officers with the stockholders, the Company places special emphasis on equity-based incentives to attract, retain and motivate executive officers as well as all other employees. Under the Company's stock option plan, options are granted at the fair market value on the date of grant, generally vest over a four year period and have a term of ten years. Grants are made to all employees annually and are based on salary level, position and performance. All employees, including executive officers and directors, are eligible for subsequent, discretionary grants which are generally based on either individual or corporate performance. It is the Committee's intent that the best interests of stockholders and executives will be closely aligned and provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Based on external surveys, mentioned previously, the amount of option grants to each executive officer in 2000 remains competitive to similar positions in the biotechnology industry.

Discussion of 2000 Compensation for the Chief Executive Officer

    Dr. Dennis J. Carlo is the Company's President and Chief Executive Officer. As a result of its corporate restructuring in October 1999, the Company announced that its Chief Operating Officer and its Vice President of Research and Development would be leaving the Company. Since that time, Dr. Carlo has been acting as the Chief Scientific Officer and has taken over much of the Chief Operating Officer duties.

    During 2000, Dr. Carlo's salary of $413,852 and bonuses totaling $150,926 were based on individual and corporate performance and were consistent with the updated industry data for base salaries of Chief Executive Officers at biopharmaceutical companies at a development stage comparable to the Company's. This salary includes a retroactive repayment of the 10% salary reduction effected in June 1999 through September 2000 as part of a company-wide effort to reduce spending. Also, other officers and vice presidents of the Company participated in the 10% salary reduction plan and received retroactive repayment of the reduction during the year 2000. Dr. Carlo's bonus and future salary increases, if any, will be based upon successful completion of corporate goals, including the advancement of clinical trials, the recruitment of business and scientific collaborations and the successful commercial market introduction of products under development. Dr. Carlo's annual compensation is calculated to be commensurate with the average salaries paid by other companies in the biotechnology industry which are within the survey information available.

    In recognition of the satisfaction of several significant corporate objectives during 1999, Dr. Carlo received a stock option grant for 75,000 shares of Common Stock priced at the fair market value on the date of grant with a four-year vesting period. In October 2000, Dr. Carlo and the other officers and vice presidents of the Company were granted a three-year option award for the years 2001 through 2003, which vests ratably over a five-year period except for certain acceleration provisions contingent upon the achievement of predetermined milestones.

    Although all objectives for the Company were not met in 2000, and recognizing the Company's share price remained volatile, the Committee believes that Dr. Carlo made a significant contribution in 2000 in establishing a sound base for enhancing stockholder value through his skillful business efforts. The Committee recognizes that the Company's operations resulted in a net loss and expects that losses will continue until one or more of the disease treatments under development is commercialized.

Miscellaneous

    Section 162(m) of the Internal Revenue Code was enacted in 1993 and became effective in 1994. Section 162(m) disallows the deductibility by the Company of any compensation over $1 million per year paid to each of the chief executive officer and the four other most highly compensated executive officers, unless certain criteria are satisfied. In 1994, the Board of Directors approved the amendment of the Company's 1989 Stock Plan to, among other things, qualify for exemption from the $1 million limit on deductions under Section 162(m) with respect to option grants under the 1989 Stock Plan.

    This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee of the Board of Directors

Kevin B. Kimberlin Melvin Perelman William M. Sullivan

AUDIT COMMITTEE
COMMITTEE REPORT TO STOCKHOLDERS

  This Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

Audit Committee Report

    The Audit Committee of the Board of Directors of The Immune Response Corporation operates under a written charter adopted by the Board of Directors, which is attached to this Proxy as Exhibit A. The members of the Audit Committee are Kevin B. Kimberlin and Philip M. Young. All of the members of the Audit Committee meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing requirements. In accordance with its written charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

    In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent accountants a formal written statement describing all relationships between the accountants and the Company that might bear on the accountants' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with the independent accountants any relationships that may impact their objectivity and independence and satisfied itself as to that firm's independence.

    The Audit Committee discussed and reviewed with the independent accountants all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, the Audit Committee, with and without management present, discussed and reviewed the results of the independent accountants' examination of the financial statements.

    Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company include the audited consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to stockholder approval, of the independent accountants and the Board of Directors concurred in such recommendation.

                      Kevin B. Kimberlin
                      Philip M. Young

STOCK PRICE PERFORMANCE GRAPH

    The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of the Company's Common Stock with the Center for Research in Securities Prices ("CRSP") Total Return Index for The Nasdaq National Market (U.S. and Foreign) (the "Nasdaq Composite Index") and the CRSP Total Return Index for Nasdaq Pharmaceutical Stocks (the "Nasdaq Pharmaceutical Index")1 over a five-year period. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

	12/29/95	12/31/96	12/31/97	12/31/98	12/31/99	12/29/00
The Immune Response Corporation	$100.00	$148.3813	$200.1799	$195.6835	$78.05755	$47.30216
Nasdaq Composite	100.00	122.4314	149.4481	206.9931	385.8964	233.0292
Nasdaq Pharmaceutical	100.00	100.1351	103.1878	130.9843	246.8667	307.9021

    Assumes a $100 investment on December 29, 1995 and subsequent reinvestment of dividends in each of the Company's Common Stock, the securities comprising the Nasdaq Composite Index, and the securities comprising the Nasdaq Pharmaceutical Index.

1
The Nasdaq Pharmaceutical Index includes all companies on Nasdaq within SIC code 283. A copy of the list of companies which comprise the Nasdaq Pharmaceutical Index may be obtained upon request by contacting The Immune Response Corporation, Investor Relations, 5935 Darwin Court, Carlsbad, California 92008 (760) 431-7080.

PROPOSAL 2

APPROVAL OF THE AMENDED AND RESTATED 1989 STOCK PLAN OF THE IMMUNE RESPONSE CORPORATION

    The 1989 Stock Plan of The Immune Response Corporation was adopted by the Company's Board of Directors in September 1989 and subsequently approved by its stockholders. It was last amended and restated on March 10, 1999. On November 14, 2000, the Board of Directors approved the consolidation of the 1989 Stock Plan of The Immune Response Corporation and the 1990 Directors' Stock Option Plan effective as of November 14, 2000. Any shares not subject to exercise under the Directors' Plan or which are not exercised because of forfeiture or termination of options granted under the Directors' Plan are added to the shares available under the 1989 Stock Plan. On March 8, 2001, the Board of Directors amended and restated the 1989 Stock Plan of The Immune Response Corporation (as amended and restated, the "1989 Stock Plan"), to reserve an additional 1,250,000 shares for issuance under the plan, subject to approval by the Company's stockholders at the Annual Meeting. The amendment and restatement as proposed will be effective as of March 8, 2001, if the amendment described below is approved by the stockholders and the 1989 Stock Plan shall terminate automatically on March 7, 2011 unless terminated sooner.

SUMMARY OF AMENDMENT

    The amendment to the 1989 Stock Plan approved by the Board of Directors and submitted for stockholder approval is to increase the number of shares of Common Stock reserved for issuance under the 1989 Stock Plan by 1,250,000 shares and to extend the Plan to March 7, 2011.

DESCRIPTION OF AMENDED AND RESTATED 1989 STOCK PLAN

PURPOSE

    The purpose of the 1989 Stock Plan is to assist the Company in the recruitment, retention and motivation of employees, directors and independent contractors who are in a position to make material contributions to the Company's progress. The 1989 Stock Plan offers a significant incentive to the employees, officers, directors and independent contractors of the Company by enabling such employees, officers, directors and contractors to acquire the Company's Common Stock, thereby increasing their proprietary interest in the growth and success of the Company.

ADMINISTRATION

    The 1989 Stock Plan is administered by the Stock Option and Compensation Committee of the Board of Directors (the "Option Committee") composed of two or more disinterested members of the Board of Directors. Subject to the limitations set forth in the 1989 Stock Plan, the Option Committee has the authority to determine to whom options will be granted and shares will be sold, the number of shares to be offered for sale and options to be granted, the price and other terms and conditions of each sale of shares and the exercise price and terms and conditions of each option and the type of option (ISO or NSO, as described below) to be granted, and to interpret the 1989 Stock Plan and adopt rules thereunder and to make all other decisions relating to the operation of the 1989 Stock Plan. The Employee Stock Option Committee of the Board of Directors, composed of one or more members of the Board of Directors who need not be disinterested, administers the 1989 Stock Plan with respect to employees who are not officers or directors of the Company.

NON-EMPLOYEE DIRECTOR GRANTS

    Under the terms of the 1989 Stock Plan, an outside director will receive options to purchase 25,000 shares of the Company's Common Stock upon election or appointment to the Board and an option to purchase 6,250 shares of the Company's Common Stock on the date of the Annual Meeting of Stockholders. In addition, each outside director chose to receive annual retainer payments and/or meeting fees for the years 2000 through 2002 from the Company in the form of options to purchase Shares as described below.

ELIGIBILITY AND SHARES SUBJECT TO THE 1989 STOCK PLAN

    Under the 1989 Stock Plan, 9,900,000 shares of Common Stock have been reserved for issuance (including 1,250,000 shares which are subject to stockholder approval at the Annual Meeting), either by direct sale or upon exercise of options granted to employees, officers and directors and independent contractors of the Company. The 1989 Stock Plan provides for the grant of both incentive stock options ("ISO's") intended to qualify as such under section 422 of the Internal Revenue Code, as amended, and nonstatutory stock options ("NSO's"). ISO's may be granted only to employees of the Company. NSO's may be granted, and Common Stock may be sold directly, to employees, directors and independent contractors of the Company. The 1989 Stock Plan provides that options granted to any optionee in a single calendar year shall not cover more than 500,000 shares. Such limitation is designed to qualify income recognized upon exercise of options granted under the 1989 Stock Plan for tax deductibility by the Company. If any options granted under the 1989 Stock Plan, including options granted under the Directors' Plan prior to the consolidation of the Plans, shall for any reason expire or be canceled or otherwise terminated without having been exercised in full, the shares allocable to the unexercised portion of such options shall again become available for the 1989 Stock Plan.

    As of March 31, 2001, there were 125 employees and 6 directors eligible to participate in the 1989 Stock Plan. As of March 31, 2001, options to purchase an aggregate of 5,682,722 shares of Common Stock at an average exercise price of $6.14 per share were outstanding under the 1989 Stock Plan. To date, all stock options have been granted with exercise prices equal to the fair market value of the Company's Common Stock on the date of grant. As of March 31, 2001, no shares of Common Stock have been issued for direct sale under the 1989 Stock Plan. As of March 31, 2001, a total of 1,010,508 shares of Common Stock are reserved for future option grants or direct sales under the 1989 Stock Plan (including 1,250,000 shares which are subject to stockholder approval at the Annual Meeting). On March 30, 2001, the closing price for the Company's Common Stock on the Nasdaq National Market was $2.531.

    As of March 31, 2001, the following persons or groups had in total, received options to purchase shares of Common Stock under either the 1989 Stock Plan or the Directors' Plan as follows: (i) the Chief Executive Officer and the other executive officers named in the Summary Compensation Table: Dr. Carlo, 1,047,681 shares; Mr. Sampson, 349,262 shares, (ii) all current executive officers of the Company as a group: 1,396,943 shares; (iii) all current directors who are not executive officers of the Company as a group: 1,120,111 shares and (iv) all employees of the Company, including all current officers who are not executive officers, as a group: 3,165,668 shares.

    On November 14, 2000, the Board of Directors approved the grant, subject to the approval by the stockholders of Proposal 2, of options to purchase shares of Common Stock under the 1989 Stock Plan in lieu of monetary compensation for Board of Directors fees for the years 2000 through 2002, as follows: (i) Mr. Glavin, 70,638 shares; (ii) Mr. Kimberlin, 70,638 shares; (iii) Mr. Young, 70,638 shares; (iv) Mr. Sullivan, 70,638 shares; (v) Dr. Perelman, 70,638 shares; and (vi) Dr. Rosenthal, 52,978 shares.

    The following table sets forth the allocation of a portion of the additional shares of stock under the 1989 Stock Plan which stockholders are being asked to approve hereby:

Name and position	Number of Units(1)
Non-Executive Director
Group(2)	135,646
Non-Executive Officer and Employee
Group(3)	628,005

(1)
Amounts set forth herein are as of April 24, 2001.

(2)
Amount of shares needed for the November 14, 2000 grants, subject to stockholder approval of Proposal 2, of stock options to non-employee directors in lieu of compensation from the additional shares of stock under the 1989 Stock Plan which stockholders are being asked to approve hereby.

(3)
Amount of shares needed for April 16, 2001 grants, subject to stockholder approval of Proposal 2, of stock options to employees from the additional shares of stock under the 1989 Stock Plan which stockholders are being asked to approve hereby.

    The allocation of the remaining additional shares which stockholders are being asked to approve hereby has not been determined.

    Pursuant to the terms of the 1989 Stock Plan, the Company's Option Committee or Employee Stock Option Committee, as appropriate, will determine the number of options (and any other awards) to be allocated to employees, directors and independent contractors under the 1989 Stock Plan in the future, and such allocations may only be made in accordance with the provisions of the 1989 Stock Plan as described herein. The Company believes that the granting of options is necessary to attract the highest quality personnel as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to the continued progress of the Company which ultimately is in the interests of the Company's stockholders.

TERMS OF OPTIONS

    The terms of any options granted under the 1989 Stock Plan will be set forth in an option agreement to be entered into between the Company and each optionee. The terms of the option agreements entered into under the 1989 Stock Plan need not be identical, and the Option Committee shall determine all terms and conditions of each such agreement, which shall be consistent with the 1989 Stock Plan.

    Options granted pursuant to the 1989 Stock Plan will vest at the time or times determined by the Option Committee.

    The maximum term of each option granted under the 1989 Stock Plan is 10 years (5 years in the case of an ISO granted to a 10% stockholder). Stock options granted under the 1989 Stock Plan must be exercised by the optionee during the earlier of the term of such option or within 90 days after termination of the optionee's employment, except that the period may be extended on certain events including death and termination of employment due to disability.

    The exercise price of shares of Common Stock subject to options qualifying as ISO's must not be less than 100% (110% in the case of an ISO granted to a 10% stockholder) of the fair market value of the Common Stock on the date of the grant. The exercise price of NSO's granted under the 1989 Stock Plan must not be less than 85% of the fair market value of the Common Stock on the date of grant. Under the 1989 Stock Plan, the exercise price is payable in cash, Common Stock or by full-recourse promissory note. The 1989 Stock Plan also permits an optionee to pay the exercise price of an option by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell the optionee's shares and deliver all or a part of the sale proceeds to the Company in payment of all or part of the exercise price and any withholding taxes or by delivery of an irrevocable direction to pledge the optionee's shares to a securities broker or lender approved by the Company as security for a loan and to deliver all or part of the loan proceeds to the Company in payment of all or part of the exercise price and any withholding taxes.

TERMS OF SHARES OFFERED FOR SALE

    The terms of any sale of shares of Common Stock under the 1989 Stock Plan will be set forth in a common stock purchase agreement to be entered into between the Company and each purchaser. The terms of the stock purchase agreements entered into under the 1989 Stock Plan need not be identical, and the Option Committee shall determine all terms and conditions of each such agreement, which shall be consistent with the 1989 Stock Plan. The purchase price for shares sold under the 1989 Stock Plan shall not be less than 85% of the fair market value of such shares. The purchase price may be paid, at the Option Committee's discretion, with a full-recourse promissory note secured by the shares, except that the par value of the shares must be paid in cash. Shares may also be awarded under the 1989 Stock Plan in consideration of services rendered prior to the award, without a cash payment by the recipient.

    Shares sold under the 1989 Stock Plan will vest upon satisfaction of the conditions specified in the stock purchase agreement. Vesting conditions are determined by the Option Committee and may be based on the recipient's service, individual performance, the Company's performance or such other criteria as the Option Committee may adopt. Shares may be subject to repurchase by the Company at their original purchase price in the event that any applicable vesting conditions are not satisfied. Shares sold under the 1989 Stock Plan may not be resold or otherwise transferred until they have vested, except that certain transfers to a trust may be permitted. Any right to acquire shares under the 1989 Stock Plan (other than an option) will automatically expire if not exercised within 30 days after the grant if such right was communicated by the Option Committee. A holder of shares sold under the 1989 Stock Plan has the same voting, dividend and other rights as the Company's other stockholders.

DURATION, AMENDMENT AND TERMINATION

    The Board of Directors may amend, suspend or terminate the 1989 Stock Plan at any time, except that any such amendment, suspension or termination shall not affect any option previously granted. Any amendment of the 1989 Stock Plan, however, which increases the number of shares available for issuance, materially changes the class of persons who are eligible for the grant of ISO's or, if required by Rule 16b-3 (or any successor) under the Securities Exchange Act of 1934, as amended, would materially increase the benefits accruing to participants under the 1989 Stock Plan or would materially modify the requirement as to eligibility for participation in the 1989 Stock Plan, is subject to approval of the Company's stockholders. Stockholder approval is not required for any other amendment of the 1989 Stock Plan. Unless sooner terminated by the Board of Directors, the 1989 Stock Plan will terminate on March 7, 2011, and no further options may be granted or stock sold pursuant to such plan following the termination date.

EFFECT OF CERTAIN CORPORATE EVENTS

    Outstanding employee stock option agreements entered into pursuant to the 1989 Stock Plan provide for the automatic vesting of employee stock options in the event of a change in control. Future employee stock option agreements entered into pursuant to the 1989 Stock Plan will contain similar provisions unless otherwise determined by the Option Committee. The non-employee Directors' option grants will become fully vested in the event of a change in control.

    For purposes of the 1989 Stock Plan, the term "change in control" means (1) that a change in the composition of the Board of Directors occurs as a result of which fewer than two-thirds of the incumbent directors are directors (the "Continuing Directors") who either had been directors of the Company 24 months prior to such change or were elected or nominated for election to the Board of Directors with the approval of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination, (2) that any person is or becomes the beneficial owner, directly or indirectly, of at least 25% of the combined voting power of the Company's outstanding securities and such ownership has not been approved by a majority of the Continuing Directors, or (3) that any person is or becomes the beneficial owner, directly or indirectly, of at least 50% of the combined voting power of the Company's outstanding securities. A change in the relative beneficial ownership under (2) or (3) above by reason of a repurchase by the Company of its own securities will be disregarded.

    In the event of a subdivision of the outstanding Common Stock, a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of shares, a declaration of a dividend payable in Common Stock or in a form other than Common Stock in an amount that has a material effect on the price of the shares, or a similar occurrence, the Option Committee will make adjustments in the number and/or exercise price of options and/or the number of shares available under the 1989 Stock Plan, as appropriate.

    In the event of a merger or other reorganization, outstanding options will be subject to the agreement of merger or reorganization. Such agreement will provide for the assumption of outstanding options by the surviving corporation or its parent, for their continuation by the Company (if the Company is the surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one share under the agreement of merger or reorganization and the exercise price for each option, or for the acceleration of the exercisability of each option followed by the cancellation of options not exercised, in all cases without the optionee's consent.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS UNDER THE 1989 STOCK PLAN

    Neither the optionee nor the Company will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising an NSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of Common Stock on the date of exercise; the Company generally will be entitled to a deduction for the same amount. In the case of an employee, the option spread at the time an NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the 1989 Stock Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising an NSO. The Company will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

  The Board of Directors recommends a vote FOR Proposal 2.

PROPOSAL 3

APPROVAL OF ADOPTION OF THE IMMUNE RESPONSE CORPORATION 2001 EMPLOYEE STOCK PURCHASE PLAN

    The Board of Directors adopted The Immune Response Corporation 2001 Employee Stock Purchase Plan on March 8, 2001 (the "ESPP"), subject to stockholder approval at the Annual Meeting. The Board of Directors adopted the ESPP in order to provide employees of the Company with an opportunity to purchase Common Stock through payroll deductions. If approved by the stockholders, the ESPP will be effective as of May 1, 2001.

    The following description of the ESPP is a summary only and is qualified in its entirety by reference to the ESPP. Stockholders wishing to obtain a copy of the ESPP should contact the Company at 5935 Darwin Court, Carlsbad, California 92008.

    Under the ESPP, 250,000 shares of Common Stock have been reserved for issuance, subject to anti-dilution adjustments. The ESPP, which is intended to qualify under Section 423 of the Internal Revenue Code, is administered by the Board of Directors or by a committee appointed by the Board. Employees, including officers and employee directors but excluding 5% or greater stockholders, are eligible to participate if they are customarily employed for more than 20 hours per week and for at least five months in any calendar year. The ESPP permits eligible employees to purchase Common Stock through payroll deductions, which may not exceed 15% of an employee's compensation.

    The ESPP will be implemented during a series of overlapping offering periods of 24 months' duration, with new offering periods commencing on May 1 and November 1 of each year. All eligible employees will be automatically enrolled in the ESPP during the initial offering period. The ESPP establishes two accumulation periods per year, neither of which will exceed six months. During each accumulation period, payroll deductions will accumulate, without interest. During the initial accumulation period, no payroll deductions will be made unless the eligible employee files a supplemental enrollment form within 15 days after written notice of the effectiveness of a registration statement filed under the Securities Act of 1933, as amended which covers the Common Stock reserved for issuance under the ESPP. On the purchase dates set by the Board of Directors for each accumulation period, accumulated payroll deductions will be used to purchase Common Stock, but not to exceed 5,000 shares of Common Stock per employee.

    The purchase price will be equal to 85% of the fair market value per share of Common Stock on either the last day of the accumulation period or on the last trading day before the commencement of the applicable offering period, whichever is less. Employees may withdraw their accumulated payroll deductions at any time. Participation in the ESPP ends automatically on termination of employment with the Company. Immediately prior to the effective time of a corporate reorganization, the offering period then in progress will terminate and stock will be purchased with the accumulated payroll deductions unless the ESPP is assumed by the surviving corporation or its parent corporation pursuant to the plan of merger or consolidation. All expenses incurred in connection with the implementation and administration of the ESPP will be paid by the Company.

Federal Income Tax Consequences

    The ESPP is intended to qualify as an "employee stock purchase plan" under section 423 of the Code. No income is recognized by a participant at the time a right to purchase Company Common Stock is granted. Likewise, no taxable income is recognized at the time of the purchase, even though the purchase price reflects a discount from the market value of the shares at that time.

    A participant must recognize taxable income upon a disposition of shares acquired under the ESPP. The tax treatment may be more favorable if the disposition occurs after the holding-period requirements of section 423 have been satisfied. To satisfy the holding-period requirements of section 423, shares acquired under the ESPP cannot be disposed of within two years after the first day of the offering period during which the shares are purchased. They also cannot be disposed of within one year after they are purchased.

    If the holding period is met, the participant recognizes ordinary income equal to the lower of (a) the excess of the fair market value of the shares on the date of the disposition over the actual purchase price or (b) 15% of the fair market value of the shares immediately before the applicable offering period. The Company will not be entitled to any deduction under these circumstances.

    The excess, if any, of the fair market value of the shares on the date of the disposition over the sum of the purchase price plus the amount of ordinary income recognized (as described above) will be taxed as a long-term capital gain. If a taxable disposition produces a loss (i.e., the fair market value of the shares on the date of the disposition is less than the purchase price) and the disposition involves certain unrelated parties, then the loss will be a long-term capital loss.

    If the holding period is not met, the entire difference between the purchase price and the market value of the shares on the date of purchase will be taxed to the participant as ordinary income in the year of disposition. The Company will generally be entitled to a deduction for the same amount. The excess, if any, of the market value of the shares on the date of disposition over their market value on the date of purchase will be taxed as a capital gain (long-term or short-term, depending on how long the shares have been held). If the value of the shares on the date of disposition is less than their value on the date of purchase, then the difference will result in a capital loss (long-term or short-term, depending upon the holding period), provided the disposition involves certain unrelated parties. Any such loss will not affect the ordinary income recognized upon the disposition.

  The Board of Directors recommends a vote FOR Proposal 3.

PROPOSAL 4
RATIFICATION OF INDEPENDENT AUDITORS

    Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ended December 31, 2001, subject to ratification by the stockholders. Representatives of Arthur Andersen LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accounting Firm Fees

    The following table sets forth the aggregate fees billed to The Immune Response Corporation for the fiscal year ended December 31, 2000 by the Company's principal accounting firm, Arthur Andersen LLP:

Audit Fees	$33,000	(a	)
Other Fees	$71,810	(b	)
		(c	)

(a)
Includes audit fees for the audit of the Financial Statements of The Immune Response Corporation.

(b)
Included fees for tax-related services and fees for assistance with the S-3 registration statement(s) filed in connection with the Company's public offering in August 2000 and other private placements, and audit fees for the audit of the Company's 401(K) Savings Plan, but does not include any financial information systems design and implementation service.

(c)
The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountants' independence.

The Board of Directors recommends a vote FOR Proposal 4.

STOCKHOLDER PROPOSALS

    Proposals of stockholders submitted pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and intended to be presented for consideration at the Company's 2001 Annual Meeting of Stockholders must be received by the Company not later than January 14, 2002 in order to be considered for inclusion in the Company's proxy materials for that meeting.

    The Company's bylaws also establish an advance notice procedure with respect to certain stockholder proposals. If a stockholder wishes to have a stockholder proposal considered at the Company's next annual meeting, the stockholder must give timely notice of the proposal in writing to the Secretary of the Company. To be timely, a stockholder's notice of the proposal must be delivered to, or mailed and received at the executive offices of the Company not less than 50 days nor more than 75 days prior to the proposed date of the annual meeting of 2001; provided, however, that if less than 65 days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice of the proposal to be timely must be received no later than the 15th day following the day on which such notice of the date of the annual meeting is mailed or public disclosure of the meeting date is given.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Under Section 16(a) under the Securities and Exchange Act of 1934, as amended, the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. All of the filing requirements were satisfied in 2000, with the exception of Dr. Rosenthal who failed to timely file one Form 3 in September 2000. In making this disclosure, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that have been filed with the Commission.

OTHER MATTERS

    The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

    Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.

By order of the Board of Directors.
/s/ HOWARD SAMPSON Howard Sampson Vice President, Finance, Chief Financial Officer, Secretary and Treasurer

Exhibit A

THE IMMUNE RESPONSE CORPORATION

AUDIT COMMITTEE CHARTER

    The Audit Committee shall be established by the Board of Directors to assist the Board in monitoring the integrity of the Company's financial statements, the compliance by the Company with legal and regulatory requirements and the independence and performance of the Company's external auditors.

    The Audit Committee shall consist of at least three members of the Board, each of whom shall meet the independence and experience requirements of applicable laws and regulations. The members of the Audit Committee shall be appointed by the Board.

    The Audit Committee shall make regular reports to the Board.

    The Audit Committee shall:

  •
  Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

  •
  Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgements made in connection with the preparation of the Company's financial statements.

  •
  Review with management and the independent auditor the Company's quarterly financial statements prior to their release.

  •
  Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

  •
  Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

  •
  Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

  •
  Approve the fees to be paid to the independent auditor.

  •
  Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

  •
  Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

  •
  Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

  •
  Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

  •
  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

  •
  Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's responses

A-1

    to that letter. Such review should include, any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

  •
  Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

  •
  Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

  •
  Review with the Company's management legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

  •
  Meet at least annually with the chief financial officer and the independent auditor in separate executive sessions.

    The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

    The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

A-2

IMMUNE RESPONSE CORPORATION

1989 STOCK INCENTIVE PLAN

AS AMENDED AND RESTATED EFFECTIVE MARCH 8, 2001

		Page
SECTION 1.	ESTABLISHMENT AND PURPOSE.	1
SECTION 2.	DEFINITIONS.	1
(a)	"Board of Directors"	1
(b)	"Change in Control"	1
(c)	"Code"	1
(d)	"Consultant"	2
(e)	"Committee"	2
(f)	"Company"	2
(g)	"Employee"	2
(h)	"Exchange Act"	2
(i)	"Exercise Price"	2
(j)	"Fair Market Value"	2
(k)	"ISO"	2
(l)	"Nonstatutory Option"	2
(m)	"Offeree"	2
(n)	"Option"	2
(o)	"Optionee"	2
(p)	"Outside Director"	2
(q)	"Plan"	2
(r)	"Purchase Price"	3
(s)	"Service"	3
(t)	"Share"	3
(u)	"Stock"	3
(v)	"Stock Option Agreement"	3
(w)	"Stock Purchase Agreement"	3
(x)	"Subsidiary"	3
(y)	"Total and Permanent Disability"	3
SECTION 3.	ADMINISTRATION.	3
(a)	Committee Membership	3
(b)	Disinterested Directors	3
(c)	Committee Procedures	3
(d)	Committee Responsibilities	5
SECTION 4.	ELIGIBILITY.	4
(a)	General Rule	4
(b)	Outside Directors	4
(c)	Ten-Percent Stockholders	5
(d)	Attribution Rules	5
(e)	Outstanding Stock	5
SECTION 5.	STOCK SUBJECT TO PLAN.	5
(a)	Basic Limitation	5
(b)	Additional Shares	5
SECTION 6.	TERMS AND CONDITIONS OF AWARDS OR SALES.	6
(a)	Stock Purchase Agreement	6
(b)	Duration of Offers and Nontransferability of Rights	6
(c)	Purchase Price	6

i

(d)	Withholding Taxes	6
(e)	Restrictions on Transfer of Shares	6
SECTION 7.	TERMS AND CONDITIONS OF OPTIONS.	6
(a)	Stock Option Agreement	6
(b)	Number of Shares	6
(c)	Exercise Price	6
(d)	Withholding Taxes	6
(e)	Exercisability and Term	7
(f)	Nontransferability	7
(g)	Termination of Service (Except by Death)	7
(h)	Leaves of Absence	7
(i)	Death of Optionee	7
(j)	No Rights as a Stockholder	8
(k)	Modification, Extension and Renewal of Options	8
(l)	Restrictions on Transfer of Shares	8
SECTION 8.	PAYMENT FOR SHARES.	8
(a)	General Rule	8
(b)	Surrender of Stock	8
(c)	Exercise/Sale	8
(d)	Exercise/Pledge	9
(e)	Services Rendered	9
(f)	Promissory Note	9
(g)	Surrender of Option	9
SECTION 9.	ADJUSTMENT OF SHARES.	9
(a)	General	9
(b)	Reorganizations	9
(c)	Reservation of Rights	9
SECTION 10.	SECURITIES LAWS.	10
SECTION 11.	NO EMPLOYMENT RIGHTS.	10
SECTION 12.	DURATION AND AMENDMENTS.	10
(a)	Term of the Plan	10
(b)	Applicability of 1990 Directors' Plan	10
(c)	Right to Amend or Terminate the Plan	10
(d)	Effect of Amendment or Termination	10
SECTION 13.	EXECUTION.	11

ii

1989 STOCK PLAN OF

THE IMMUNE RESPONSE CORPORATION

(As Amended and Restated Effective March 8, 2001)

SECTION 1. ESTABLISHMENT AND PURPOSE.

    The 1989 Stock Plan of The Immune Response Corporation (the "Plan") was established in 1989 to offer selected employees, directors, advisers and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan was amended and restated on March 10, 1999 and was subsequently amended and restated on March 8, 2001.

    The 1990 Directors' Stock Option Plan of The Immune Response Corporation ("Directors' Plan") was established in 1990 to offer Outside Directors an opportunity to acquire a proprietary interest in the success of the Company or to increase such interest, by purchasing Shares of the Company's Stock. The Directors' Plan was amended effective December 15, 1992, and again on September 19, 1994.

    On November 14, 2000, the Board of Directors approved the consolidation of the Plan with the Directors' Plan, effective as of November 14, 2000 and to allow Outside Directors to elect to receive options in lieu of fees for the years 2000 through 2002. Any Shares not subject to exercise under the Directors' Plan or which are not exercised because of forfeiture or termination of options granted under the Directors' Plan are added to this Plan.

    The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under section 422 of the Code. The Plan is intended to comply in all respects with Rule 16b-3 (or its successor) under the Exchange Act.

SECTION 2. DEFINITIONS.

    (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

    (b) "Change in Control" shall mean any of the following events:

      (1) a change in the composition of the Board of Directors that occurs as a result of which fewer than two-thirds of the incumbent directors are directors ("Continuing Directors") who either had been directors of the Company 24 months prior to such change, or were elected or nominated for election to the Board with the approval of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination;

      (2) any person is or becomes the beneficial owner (directly or indirectly) of at least 25% of the combined voting power of the Company's outstanding securities, and such ownership has not been approved by a majority of the Continuing Directors; or

      (3) any person is or becomes the beneficial owner (directly or indirectly) of at least 50% of the combined voting power of the Company's outstanding securities.

    For purposes of paragraphs (2) and (3), a change in the relative beneficial ownership by reason of the Company's repurchase of its own securities will be disregarded.

    (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

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    (d) "Consultant" shall mean an independent contractor or advisor who performs services for the Company or a Subsidiary (other than a member of the Board of Directors of the Company or a Subsidiary).

    (e) "Committee" shall mean a committee of the Board of Directors, as described in Section 3(a).

    (f)  "Company" shall mean The Immune Response Corporation, a Delaware corporation.

    (g) "Employee" shall mean any individual who is a common-law employee of the Company or a Subsidiary.

    (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    (i)  "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

    (j)  "Fair Market Value"shall mean the market price of Stock, determined by the Committee as follows:

       (i) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report;

      (ii) If Stock was traded over-the-counter on the date in question and was traded on the Nasdaq system or the Nasdaq National Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq system or the Nasdaq National Market;

      (iii) If Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq system or the Nasdaq National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.; and

      (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

    In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

    (k) "ISO" shall mean an employee incentive stock option described in section 422(b) of the Code.

    (l)  "Nonstatutory Option" shall mean an employee stock option not described in sections 422 or 423 of the Code.

    (m) "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

    (n) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

    (o) "Optionee" shall mean an individual who holds an Option.

    (p) "Outside Director" shall mean a member of the Board of Directors of the Company or of a Subsidiary who is not an Employee.

    (q) "Plan" shall mean this Amended and Restated 1989 Stock Plan of The Immune Response Corporation.

2

    (r) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

    (s) "Service" shall mean service as an Employee, Outside Director or Consultant.

    (t)  "Share" shall mean one share of Stock, as adjusted in accordance with Section 10 (if applicable).

    (u) "Stock" shall mean the Common Stock of the Company.

    (v) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

    (w) "Stock Purchase Agreement" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

    (x) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

    (y) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

SECTION 3. ADMINISTRATION.

    (a) Committee Membership. The Plan shall be administered by the Committee. The Committee shall consist of two or more disinterested members of the Board of Directors and shall meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act. The Committee may delegate its functions to one or more members of the Board of Directors, who need not be disinterested directors, to administer the Plan with respect to Employees who are not officers or directors of the Company, and such delegated member of the Board of Directors may grant Shares and Options under the Plan to those Employees who are not officers or directors of the Company, and may determine the timing, number of Shares and other terms of such grants in a manner not inconsistent with the terms of this Plan.

    (b) Disinterested Directors. A member of the Board of Directors shall be deemed "disinterested" only if he or she satisfies (i) such requirements as the Securities and Exchange Commission may establish for disinterested administrators of plans designed to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

    (c) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

3

    (d) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

       (i) To interpret the Plan and to apply its provisions;

      (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

      (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

      (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

      (v) To select the Offerees and Optionees, except as otherwise provided in Section 9;

      (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option, except as otherwise provided in Section 9;

     (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

     (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

      (ix) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement;

      (x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

      (xi) To take any other actions deemed necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4. ELIGIBILITY.

    (a) General Rule. Only Employees, Consultants and Outside Directors shall be eligible for designation as Optionees or Offerees by the Committee, provided that only Employees of the Company or a Subsidiary shall be eligible for the grant of ISOs.

    (b) Outside Directors. The following provisions shall apply only to Outside Directors:

       (i) Automatic Grant. Each Outside Director shall automatically be granted a Nonstatutory Option to purchase twenty-five thousand (25,000) Shares (subject to adjustment under Section 9) as a result of his or her appointment as an Outside Director, which Options shall vest and become exercisable as to twenty-five percent of the Shares covered by the Option on each of the next four anniversaries of the date of grant. In addition, upon the conclusion of each regular annual meeting of the Company's stockholders following the meeting at which they were appointed, each Outside Director who will continue serving as a member of the Board thereafter shall receive a Nonstatutory Option to purchase six thousand two hundred fifty (6,250) Shares (subject to

4

  adjustment under Section 9), which Option shall vest and become exercisable in full on the first anniversary of the date of grant. In addition, each Option granted hereunder shall become exercisable in full in the event that the service of the Outside Director holding the Option terminates at least six months after the date of grant of the Option by reason of death, Total and Permanent Disability, retirement after attaining age 65, or in the event of a Change in Control.

      (ii) Election to Receive Nonstatutory Options in Lieu of Directors' Fees. An Outside Director may make a one-time election to receive his or her annual retainer payments and/or meeting fees from the Company for the period January 1, 2000 - December 31, 2002 in the form of Nonstatutory Stock Options in lieu of cash. The number of Shares subject to Options granted under this Section 4(b)(ii) shall be determined by dividing the amount of directors' fees for such three-year period, including monthly fees, regular meeting fees, and applicable Board of Directors committee meeting fees, by the closing price of the Company's Stock on November 14, 2000, and multiplying the result by four. The Option granted pursuant to this Section 4(b)(ii) shall vest pro rata daily over the three-year period commencing January 1, 2000.

      (iii) The Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. The Exercise Price shall be payable in one of the forms described in Section 8.

      (iv) All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate in accordance with Sections 7(g) and (i).

    (c) Ten-Percent Stockholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

    (d) Attribution Rules. For purposes of Subsection (c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

    (e) Outstanding Stock. For purposes of Subsection (c) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall include shares authorized for issuance under outstanding options held by the Employee or by any other person to the extent required by law.

SECTION 5. STOCK SUBJECT TO PLAN.

    (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 9,900,000 Shares, including Shares from Directors' Plan, transferred subject to adjustment pursuant to Section 9. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

    (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, including Options granted under the Director's Plan, the Shares allocable to the unexercised portion of such Option or other right shall again be available for

5

the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, a right of repurchase or a right of first refusal, such Shares shall again be available for the purposes of the Plan.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.

    (a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

    (b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within thirty (30) days after the grant of such right was communicated to him or her by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

    (c) Purchase Price. The Purchase Price of Shares to be offered under the Plan shall not be less than 85 percent of the Fair Market Value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

    (d) Withholding Taxes. As a condition to the purchase of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

    (e) Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

    (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

    (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. Options granted to any Optionee in a single calendar year shall in no event cover more than 500,000 Shares, subject to adjustment in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

    (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(c). The Exercise Price of a Nonstatutory Option shall not be less than 85 percent of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

6

    (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

    (e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. Except as otherwise provided in Section 4(b), the vesting of any Option shall be determined by the Committee at its sole discretion. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, Total and Permanent Disability, retirement or other events. The Stock Option Agreement shall also specify the term of the Option. The term shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(b) and (c). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

    (f)  Nontransferability. During an Optionee's lifetime, his or her Option(s) shall be exercisable only by him or her and shall not be transferable. In the event of an Optionee's death, his or her Option(s) shall not be transferable other than by will, by a beneficiary designation executed by the Optionee and delivered to the Company, or by the laws of descent and distribution.

    (g) Termination of Service (Except by Death). If an Optionee's Service terminates for any reason other than his or her death, then his or her Option(s) shall expire on the earliest of the following occasions:

       (i) The expiration date determined pursuant to Subsection (e) above;

      (ii) The date 90 days after the termination of his or her Service for any reason other than Total and Permanent Disability; or

      (iii) The date six months after the termination of his or her Service by reason of Total and Permanent Disability.

The Optionee may exercise all or part of his or her Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before his or her Service terminated or became exercisable as a result of the termination. The balance of such Option(s) shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of his or her Service but before the expiration of his or her Option(s), all or part of such Option(s) may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from him or her by bequest, beneficiary designation or inheritance, but only to the extent that such Option(s) had become exercisable before his or her Service terminated or became exercisable as a result of the termination.

    (h) Leaves of Absence. For purposes of Subsection (g) above, Service shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under the Plan, Service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

    (i)  Death of Optionee. If an Optionee dies while he or she is in Service, then his or her Option(s) shall expire on the earlier of the following dates:

       (i) The expiration date determined pursuant to Subsection (e) above; or

      (ii) The date six months after his or her death.

7

All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by the executors or administrators of his or her estate or by any person who has acquired such Option(s) directly from him or her by bequest, beneficiary designation or inheritance, but only to the extent that such Option(s) had become exercisable before his or her death or became exercisable as a result of his or her death. The balance of such Option(s) shall lapse when the Optionee dies.

    (j)  No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 9.

    (k) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his or her rights or increase his or her obligations under such Option.

    (l)  Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8. PAYMENT FOR SHARES.

    (a) General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

       (i) In the case of Shares sold under the terms of a Stock Purchase Agreement subject to the Plan, payment shall be made only pursuant to the express provisions of such Stock Purchase Agreement. However, the Committee (at its sole discretion) may specify in the Stock Purchase Agreement that payment may be made in one or both of the forms described in Subsections (e) and (f) below.

      (ii) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b), (c), (d) or (f) below.

      (iii) In the case of a Nonstatutory Option granted under the Plan to an Employee or a Consultant or, other than an Option granted under Section 4(b), to an Outside Director, the Committee (at its sole discretion) may accept payment in one or more of the forms described in Subsections (b), (c), (d), or (f) below.

      (iv) In the case of a Nonstatutory Option granted under the Plan to an Outside Director under Section 4(b), payment may be made in one or more of the forms described in Subsections (b), (c), (d), or (g) below.

    (b) Surrender of Stock. To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than six months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

8

    (c) Exercise/Sale. To the extent that this Subsection (c) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

    (d) Exercise/Pledge. To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

    (e) Services Rendered. To the extent that this Subsection (e) is applicable, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

    (f)  Promissory Note. To the extent that this Subsection (f) is applicable, a portion of the Purchase Price or Exercise Price, as the case may be, of Shares issued under the Plan may be payable by a full-recourse promissory note, provided that (i) the par value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are security for payment of the principal amount of the promissory note and interest thereon, and (iii) the interest rate payable under the terms of the promissory note shall be no less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any), and other provisions of such note.

    (g) Surrender of Option. To the extent that this Subsection (g) is applicable, the Optionee may elect to have all or any part of an exercisable Option settled by receiving Shares in exchange for surrendering all or the appropriate part of that Option. The aggregate Fair Market Value of the Shares received by the Optionee (as of the date of exercise) shall be equal to the difference between the Exercise Price of the Option and the Fair Market Value of the Shares as to which the Option is exercised. Shares as to which Options have been settled under this Subsection (g) shall not be available for further Option grants under the Plan.

SECTION 9. ADJUSTMENT OF SHARES.

    (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the limit set forth in Section 7(b), (ii) the number of Shares covered by each outstanding Option, or (iii) the Exercise Price under each outstanding Option.

    (b) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement shall provide for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees' consent. Any cancellation shall not occur earlier than 30 days after such acceleration is effective and Optionees have been notified of such

9

acceleration. In the case of Options that have been outstanding for less than 12 months, a cancellation need not be preceded by an acceleration.

    (c) Reservation of Rights. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. SECURITIES LAWS.

    Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 11. NO EMPLOYMENT RIGHTS.

    No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 12. DURATION AND AMENDMENTS.

    (a) Term of the Plan. The Plan, as set forth herein, shall become effective on March 8, 2001, subject to the approval of the Company's stockholders. In the event that the stockholders fail to approve the amendment and restatement of the Plan at the 2001 annual meeting, any Option grants or Stock awards made in excess of an aggregate of 8,650,000 Shares, including Shares transferred from the Directors' Plan, shall be null and void. The Plan shall terminate automatically on March 7, 2011, and may be terminated on any earlier date pursuant to Subsection (c) below.

    (b) Options Granted Under the 1990 Directors' Plan. The Directors' Plan has been merged into and consolidated with this Plan, effective November 14, 2000. Options granted under the Directors' Plan that have not expired as of the effective date of the merger shall remain outstanding under this Plan, provided that nothing in this Plan shall be construed to impair any right or add any obligation under such Option without the consent of the Optionee.

    (c) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 9), (ii) materially changes the class of persons who are eligible for the grant of ISOs or (iii) if required by Rule 16b-3 (or any successor) under the Exchange Act, would materially increase the benefits accruing to participants under the Plan or would materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Company's stockholders. Stockholder approval shall not be required for any other amendment of the Plan.

    (d) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The

10

termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 13. EXECUTION.

    To record the amendment and restatement of the Plan by the Board of Directors on March 8, 2001, the Company has caused its authorized officer to execute the same.

THE IMMUNE RESPONSE CORPORATION
By:

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THE IMMUNE RESPONSE CORPORATION

2001 EMPLOYEE STOCK PURCHASE PLAN

(Adopted by the Board on March 8, 2001)

i

(a)	Plan Accounts	5
(b)	Purchase Price	5
(c)	Number of Shares Purchased	5
(d)	Available Shares Insufficient	5
(e)	Issuance of Stock	5
(f)	Unused Cash Balances	5
(g)	Stockholder Approval	5
SECTION 9	Limitations On Stock Ownership.	6
(a)	Five Percent Limit	6
(b)	Dollar Limit	6
SECTION 10	Rights Not Transferable.	6
SECTION 11	No Rights As An Employee	6
SECTION 12	No Rights As A Stockholder.	6
SECTION 13	Securities Law Requirements.	7
SECTION 14	Stock Offered Under The Plan.	7
(a)	Authorized Shares	7
(b)	Antidilution Adjustments	7
(c)	Reorganizations	7
SECTION 15	Amendment Or Discontinuance.	7
SECTION 16	Execution.	7

ii

THE IMMUNE RESPONSE CORPORATION

2001 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1 Purpose Of The Plan.

    The Plan was adopted by the Board on March 8, 2001, effective as of May 1, 2001. The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under section 423 of the Code.

SECTION 2 Definitions.

    (a) "Accumulation Period" means a six-month period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 4(b).

    (b) "Board" means the Board of Directors of the Company, as constituted from time to time.

    (c) "Code" means the Internal Revenue Code of 1986, as amended.

    (d) "Committee" means a committee of the Board, as described in Section 3.

    (e) "Company" means The Immune Response Corporation, a Delaware Corporation.

    (f)  "Compensation" means (i) the total compensation paid in cash to a Participant by a Participating Company, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under section 401(k) or 125 of the Code. "Compensation" shall exclude all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

    (g) "Corporate Reorganization"means:

       (i) The consummation of a merger or consolidation of the Company with or into another entity, or any other corporate reorganization; or

      (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets or the complete liquidation or dissolution of the Company.

    (h) "Employee" means an individual paid in a manner which results in the issuance of a Form W-2 by the Company, a Parent or a Subsidiary, and with respect to whom the Company, a Parent or a Subsidiary has withheld income and employment taxes from that individual's compensation. An individual who has not been treated as an Employee by the Company (or Parent or Subsidiary, as applicable) in a particular period shall not be eligible to participate in the Plan for that period, even if a government agency, court of law or any person later determines that such individual is or was a common-law employee during all or any portion of that period.

    (i)  "Eligible Employee" means any employee of a Participating Company whose customary employment is for more than five months per calendar year and for more than 20 hours per week.

    The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.

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    (j)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (k) "Fair Market Value" means the market price of Stock, determined by the Committee as follows:

       (i) If Stock was traded on The Nasdaq National Market on the date in question, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by The Nasdaq National Market;

      (ii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; or

      (iii) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

    Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal or as reported directly to the Company by Nasdaq or a stock exchange. Such determination shall be conclusive and binding on all persons.

    (l)  "Offering Period" means a 24-month period with respect to which the right to purchase Stock may be granted under the Plan, or such shorter period as determined pursuant to Section 4(a).

    (m) "Participant" means an Eligible Employee who elects to participate in the Plan, as provided in Section 4(c).

    (n) "Participating Company" means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.

    (o) "Plan" means this The Immune Response Corporation 2001 Employee Stock Purchase Plan, as it may be amended from time to time.

    (p) "Plan Account" means the account established for each Participant pursuant to Section 8(a).

    (q) "Purchase Price" means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 8(b).

    (r) "Stock" means the Common Stock of the Company.

    (s) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 3 Administration Of The Plan.

    (a) Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist exclusively of one or more directors of the Company, who shall be appointed by the Board.

    (b) Committee Responsibilities. The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

2

SECTION 4 Enrollment And Participation.

    (a) Offering Periods. While the Plan is in effect, two Offering Periods shall commence in each calendar year. The Offering Periods shall consist of the 24-month periods commencing on each May 1 and November 1.

    (b) Accumulation Periods. While the Plan is in effect, two Accumulation Periods shall commence in each calendar year. The Accumulation Periods shall consist of the six month periods commencing on May 1 and November 1.

    (c) Enrollment. Any individual who, on the first day of an Offering Period (other than the initial Offering Period), qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Company at the prescribed location in accordance with procedures established by the Plan Administrator. All Eligible Employees shall be automatically enrolled in the initial Offering Period under the Plan.

    (d) Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 5(a) or reaches the end of the Offering Period in which his or her employee contributions were discontinued under Section 5(d) or 9(b). A Participant who discontinued employee contributions under Section 5(d) or 9(b) or withdrew from the Plan under Section 6(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above. A Participant whose employee contributions were discontinued automatically under Section 9(b) shall automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if he or she then is an Eligible Employee.

    (e) Applicable Offering Period. For purposes of calculating the purchase price under Section 8(b), the applicable Offering Period shall be determined as follows:

       (i) Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of: (A) the end of such Offering Period; (B) the end of his or her participation under Subsection (d) above; or (C) re-enrollment in a subsequent Offering Period under Paragraph (ii) below.

      (ii) In the event that the Fair Market Value of Stock on the last trading day before the commencement of the Offering Period in which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.

      (iii) When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

SECTION 5 Employee Contributions.

    (a) Frequency of Payroll Deductions. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions; provided, however, that in the initial Accumulation Period, Participants may also purchase shares of Stock by making a lump sum cash payment at the end of the Accumulation Period. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur on each payday during participation in the Plan.

    (b) Amount of Payroll Deductions. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 15%. During the initial Accumulation Period, no Payroll deduction will be

3

made unless a Participant files a supplemental enrollment form within 15 days after written notice to Participant of the effectiveness of a registration statement covering the Stock and filed under the Securities Act of 1933, as amended.

    (c) Changing Withholding Rate. If a Participant wishes to change the rate of payroll withholding, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new withholding rate shall be effective as soon as reasonably practicable after such form has been received by the Company. The new withholding rate shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 15%.

    (d) Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Company. In addition, employee contributions may be discontinued automatically pursuant to Section 9(b). A Participant who has discontinued employee contributions may resume such contributions by filing a new enrollment form with the Company at the prescribed location. Payroll withholding shall resume as soon as reasonably practicable after such form has been received by the Company.

    (e) Limit on Number of Elections. No Participant shall make more than two elections under Subsection (c) or (d) above per calendar year.

SECTION 6 Withdrawal From The Plan.

    (a) Withdrawal. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location at any time before the last day of an Accumulation Period; provided, however, that in the initial Accumulation Period, Participants who do not elect to have payroll deductions made after timely notice of an effective registration statement pursuant to Section 5(b) shall be deemed to have withdrawn from the Plan as of the 15th day following such notice. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant's Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

    (b) Re-enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 4(c). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 7 Change In Employment Status.

    (a) Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6(a). Notwithstanding the foregoing in this Section 7, a transfer from one Participating Company to another shall not be treated as a termination of employment.

    (b) Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

    (c) Death. In the event of the Participant's death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant's estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant's death.

4

SECTION 8 Plan Accounts And Purchase Of Shares.

    (a) Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant's Compensation under the Plan, such amount shall be credited to the Participant's Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company's general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

    (b) Purchase Price. The Purchase Price for each share of Stock purchased at the close of an Accumulation Period shall be the lower of:

       (i) 85% of the Fair Market Value of such share on the last trading day in such Accumulation Period; or

      (ii) 85% of the Fair Market Value of such share on the last trading day before the commencement of the applicable Offering Period (as determined under Section 4(e)).

    (c) Number of Shares Purchased. As of the last day of each Accumulation Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 6(a). The amount then in the Participant's Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant's Plan Account. The foregoing notwithstanding, no Participant shall purchase more than 5,000 shares of Stock with respect to any Accumulation Period nor more than the amounts of Stock set forth in Sections 9(b) and 14(a). The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection (c), shall be (i) rounded down to the next lower whole share or (ii) credited as a fractional share.

    (d) Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during an Accumulation Period exceeds the maximum number of shares remaining available for issuance under Section 14(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

    (e) Issuance of Stock. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Accumulation Period, except that the Committee may determine that such shares shall be held for each Participant's benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

    (f)  Unused Cash Balances. An amount remaining in the Participant's Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's Plan Account to the next Accumulation Period. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above, Section 9(b) or Section 14(a) shall be refunded to the Participant in cash, without interest.

    (g) Stockholder Approval. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company's stockholders have approved the adoption of the Plan.

5

SECTION 9 Limitations On Stock Ownership.

    (a) Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:

       (i) Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;

      (ii) Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

      (iii) Each Participant shall be deemed to have the right to purchase 5,000 shares of Stock under this Plan with respect to each Accumulation Period.

    (b) Dollar Limit. Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of the following limit:

    Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of $25,000 per calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company).

    For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined in each case as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Accumulation Period ending in the next calendar year (if he or she then is an Eligible Employee).

SECTION 10 Rights Not Transferable.

    The rights of any Participant under the Plan, or any Participant's interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).

SECTION 11 No Rights As An Employee

    Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 12 No Rights As A Stockholder.

    A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Offering Period.

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SECTION 13 Securities Law Requirements.

    Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

SECTION 14 Stock Offered Under The Plan.

    (a) Authorized Shares. The maximum aggregate number of shares of Stock available for purchase under the Plan is two hundred fifty thousand (250,000). The aggregate number of Shares available for purchase under the Plan shall at all times be subject to adjustment pursuant to Section 14. The Company may either use authorized but unissued stock, treasury stock, or stock purchased on the open market in order to fulfill its obligations under the Plan.

    (b) Antidilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the 5,000 share limitation described in Section 8(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company's stockholders or a similar event.

    (c) Reorganizations. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period then in progress shall terminate and shares shall be purchased pursuant to Section 8, unless the Plan is assumed by the surviving corporation or its parent corporation pursuant to the plan of merger or consolidation. The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 15 Amendment Or Discontinuance.

    The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 14, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation.

SECTION 16 Execution.

    To record the adoption of the Plan by the Board on March 8, 2001, the Company has caused its authorized officer to execute the same.

THE IMMUNE RESPONSE CORPORATION
By:	Dennis J. Carlo President and Chief Executive Officer

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    The undersigned stockholder of The Immune Response Corporation (the "Company") acknowledges receipt of Notice of the Annual Meeting of Stockholders and Proxy Statement, each dated May 14, 2001, and the undersigned revokes all prior proxies and appoints Dennis J. Carlo and Howard Sampson, or each of them, proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at 5935 Darwin Court, Carlsbad, California, at 9:00 a.m. Pacific Time on June 21, 2001, and any postponement or adjournment thereof, and instructs said proxies to vote as follows:

1.
ELECTION OF DIRECTORS:

/
/  FOR each of the nominees listed below (except as marked to the contrary below)

/
/  WITHHOLD AUTHORITY to vote for the nominees for class III director listed below

Dennis J. Carlo and Kevin B. Kimberlin

    (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

2.
TO APPROVE THE AMENDMENT OF THE COMPANY'S 1989 STOCK INCENTIVE PLAN:

/ / FOR	/ / AGAINST	/ / ABSTAIN
3.
TO APPROVE THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN:

/ / FOR	/ / AGAINST	/ / ABSTAIN
4.
TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY:

/ / FOR	/ / AGAINST	/ / ABSTAIN
5.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3 AND 4.

                      THE IMMUNE RESPOSNE CORPORATION BOARD OF DIRECTORS PROXY ANNUAL MEETING OF STOCKHOLDERS JUNE 21, 2001

                      Dated this           day of               , 2001

                      (Signature of Shareholder)

                      (Signature of Shareholder)

                      Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder must sign.

    Please Mark, Sign, Date and Mail This Proxy Card Promptly, Using the Enclosed Envelope.

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Notice of Annual Meeting of Stockholders to be held June 21, 2001
PROXY STATEMENT
ELECTION OF DIRECTORS
STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
STOCK OPTIONS
COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS
AUDIT COMMITTEE COMMITTEE REPORT TO STOCKHOLDERS
STOCK PRICE PERFORMANCE GRAPH
PROPOSAL 2
SUMMARY OF AMENDMENT
DESCRIPTION OF AMENDED AND RESTATED 1989 STOCK PLAN
PROPOSAL 3
PROPOSAL 4 RATIFICATION OF INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
Exhibit A THE IMMUNE RESPONSE CORPORATION AUDIT COMMITTEE CHARTER
IMMUNE RESPONSE CORPORATION 1989 STOCK INCENTIVE PLAN AS AMENDED AND RESTATED EFFECTIVE MARCH 8, 2001

1989 STOCK PLAN OF THE IMMUNE RESPONSE CORPORATION (As Amended and Restated Effective March 8, 2001)
THE IMMUNE RESPONSE CORPORATION 2001 EMPLOYEE STOCK PURCHASE PLAN (Adopted by the Board on March 8, 2001)

THE IMMUNE RESPONSE CORPORATION 2001 EMPLOYEE STOCK PURCHASE PLAN